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                                                                   Exhibit 10.47

                                 CAYMAN ISLANDS

                          THE REGISTERED LAND LAW 1971

                              VARIATION OF CHARGE


REGISTRATION SECTION                    BLOCK                    PARCEL

West Bay Beach North                     11D                       8
--------------------                    -----                    ------


W H E R E A S : -
-------------

1. This Instrument is made supplemental to the Charge ("the Charge") between CAYMAN WATER COMPANY LIMITED ("the Chargor") and THE ROYAL BANK OF CANADA ("the Bank") shown as entry nos. 6 & 7 in the encumbrances section of the register relating to the above mentioned title and Debenture ("the Debenture") referred to therein.

2. The Charge and the Debenture were entered into as security for credit facilities given to the Chargor to a maximum sum of Two Hundred Thousand Cayman Islands Dollars (CI$200,000.00).

3. The Bank has agreed at the request of the Chargor to extend its credit facilities to a maximum sum of Four Hundred and Seventy Five Thousand Cayman Islands Dollars (CI$475,000.00) or its equivalent in United States Dollars as hereinafter provided and the Chargor has agreed to enter into this Instrument for the purpose of increasing the sum secured by the Chargor.

NOW THIS INSTRUMENT WITNESSETH as follows:-
------------------------------

1. The Chargor and the Bank hereby agree that with effect from the date hereof the Charge shall be varied to increase the maximum sum secured thereunder from Two Hundred Thousand Cayman Islands Dollars (CI$200,000.00) to Four Hundred and Seventy Five Thousand Cayman Dollars (CI$475,000.00) or its equivalent in United States Dollars provided that the Bank shall have the right in its sole discretion to determine what proportion of the increased credit facilities shall be advanced in Cayman Islands Dollars and what proportion in United States Dollars.




                                I, the Registrar of Lands in the Cayman Islands
                                certify that this document was received by me
REGISTERED                      for registration on the 12th day of May 1981
THIS 21 DAY OF MAY 1981         and list stamp duty assessed/adjudicated by
                                me/Treasury at CI$10 and Land Registry dues at
/s/                             CI$10 relating thereto have been paid.
------------------------
                                                       /s/
CAYMAN ISLANDS                                         ----------------------
                                                       Registrar of Lands


                   [REGISTRAR OF LANDS CAYMAN ISLANDS STAMP]
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                                      -2-


- In so far as not hereby expressly waived or varied the parties hereto hereby confirm the terms and provisions of the Charge.

Dated this 30th day of April 1981.


The Common Seal of CAYMAN       )    CAYMAN WATER COMPANY LIMITED
                                )
WATER COMPANY LIMITED was       )
                                )
hereunto affixed by             )    Per:  /s/ L. Downer
                                )    -----------------------------
L. Downer                and    )                         Director
                                )
by        J. Parker             )
                                )
In the presence of:             )
                                )
                                )
/s/                             )    Per: /s/ J. Parker
---------------------------         -----------------------------
                                                        Director
Witness                                                Secretary



SIGNED, SEALED AND DELIVERED    )      THE ROYAL BANK OF CANADA
                                )
By D.J. STEWART *****           )
                                )
the duly authorised Attorney    )
                                )
for and on behalf of THE ROYAL  )
                                )
BANK OF CANADA in the pre-      )
                                )
sence of:--                     )
                                )
                                )
/s/                                Per: /s/ D. Stewart
---------------------------        -------------------------------
                                                      Attorney for
Witness                                               the Bank



                                     [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

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                                      -3-


                         CERTIFICATE OF IDENTIFICATION
                         -----------------------------

                          Cayman Water Company Limited

                 Name:     Per: /s/ L. Downer       -- Director

                           Per:  J. Parker          -- Secretary
                 -----------------------------------------------

I HEREBY CERTIFY that the above named persons appeared before me on the 30th day of April 1981 being known to me acknowledged the above signature or mark to be theirs and that they had freely and voluntarily executed this instrument and understood its contents.

                                        /s/
                                   ---------------------------------------
                                   Signature and designation of the
                                   person certifying



                         CERTIFICATE OF IDENTIFICATION
                         -----------------------------

                          The Royal Bank of Canada

           Name:     Per: D.J. Stewart       -- Attorney for the Bank
           ----------------------------------------------------------

I HEREBY CERTIFY that the above named person appeared before me on the 30th day of April 1981 and being known to me acknowledged the above signature or mark to be his and that he had freely and voluntarily executed this instrument and understood its contents.

                                        /s/
                                   ---------------------------------------
                                   Signature and designation of the
                                   person certifying


[REGISTRAR OF LANDS CAYMAN ISLANDS STAMP]